Exhibit 5.2

Our Ref: Your Ref: Direct Line: Direct Email:	WWLK/96414 +852 2861 8471 warrenko@robertsonshk.com

14 August 2023

Strictly Private and Confidential

Healthy Green Group Holding Limited

Genesis Building, 5th Floor

Genesis Close, PO Box 446

Cayman Islands, KY1-1106

Dear Sirs

Re: Organic Gardens International Limited (“Organic Gardens”), Greendotdot.com Limited (“GDD HK”), and Linden Tree Consultancy Limited (“Linden Tree”) (collectively, the “Companies”)

A.	INTRODUCTION

We are a firm of lawyers qualified to practise law in the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”). We have been requested by Healthy Green Group Holding Limited (“Listco”) to provide a legal opinion on the Companies in relation to the proposed listing of the shares of the Listco on the NYSE American.

Please note that unless the context requires otherwise or the contrary is stated, all references to dollars in this opinion shall mean Hong Kong dollars.

B.	SCOPE OF OPINION

We have been asked to provide this legal opinion on the laws of Hong Kong to the Listco, covering various aspects concerning the Companies, including, among others, certain corporate matters, licence, assets, insurance, litigation (including winding-up proceedings), employment, tax and compliance with Hong Kong laws of the Companies since 1 January 2021 to 31 December 2022 (“Track Record Period”).

We are qualified to advise on matters of Hong Kong law and our opinion relates solely to Hong Kong law in force as at the date hereof and as currently applied by the Hong Kong courts and relevant authorities in Hong Kong. We have made no investigation of the laws of any other jurisdiction, and we do not express or imply any opinion as to any other law. We express no opinion as to matters of fact and express no opinion with respect to the commercial terms of the arrangement and transactions being the subject of this opinion.

We expressly disclaim any obligations to advise you of facts, circumstances, events or developments which we are not aware of and may hereafter be brought to our attention and which would alter, affect or modify the opinion expressed herein.

This opinion is limited to the matters stated herein and does not extend to and is not to be read as extending by implication to any other matter in connection with Companies or otherwise.

C.	DOCUMENTS EXAMINED

For the purpose of preparing this opinion, we have reviewed and examined the documents set out in the Appendix hereto (the “Documents” or “HK Law Documents”). In addition to the Documents, we have reviewed and examined the following:-

(1)	results of searches carried out by us on 19 January 2022, 11 April 2022 and 11 July 2023 against the records of the Companies as kept at the Company Registry in Hong Kong (“Company Searches”);

(2)	results of winding up searches carried out by us on 11 April 2022 and 25 July 2023 against the publicly available records at the Official Receiver’s Office in Hong Kong in respect of the Companies;

(3)	business registration search carried out by us on 11 April 2022 and 25 July 2023 at the Business Registration Office of the Inland Revenue Department of Hong Kong in respect of the Companies;

(4)	results of litigation searches and background searches carried out on our behalf by Target On-Line Financial Ltd against the Companies on 11 April 2022 and 11 July 2023 and I-On-Asia Limited against the Companies’ respective directors and senior management on 7 April 2022, 13 September 2022 and 12 July 2023 based on the Cause Book of the Registry of Hong Kong High Court and District Court, the Daily Cause List of the Court of Final Appeal, High Court, District Court, Small Claims Tribunal, Magistrates’ Court, Labour Tribunal, Lands Tribunal, Competition Tribunal and Obscene Articles Tribunal (whether as plaintiff, defendant, appellant or respondent) (collectively, the “Litigation Searches”); and

(5)	results of searches for trademarks, patents and designs carried out at the Online Search System of the Intellectual Property Department of Hong Kong against each of the Companies as applicant / owner on 3 October 2022 and 11 July 2023 (“IP Search Results”).

(The searches above are collectively referred to herein as the “Searches”.)

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D.	BASES AND ASSUMPTIONS

This opinion is prepared solely in connection with the proposed listing of the shares of the Listco on NYSE American, and should not be relied upon in any other manner. Other than the Listco, no other person or entity may use or rely on this opinion and we do not owe a duty of care (whether by contract, tort, equity or otherwise) to any other person in respect of it other than the Listco.

This opinion is not a thorough investigation and review of every aspect of the operations of the Companies, of every term of each contract to which the Companies are parties and of every matter, word or representation that is contained or may be deduced from the Documents, and, as such, should not be treated and relied on as revealing or capable of revealing all necessary information and matters, in particular all legal issues and problems to which the Companies may be subject.

We endeavoured to plan our due diligence exercise so that we had a reasonable expectation of detecting any irregularities or unusual items in the Documents, if anything unusual did come to our notice or attention during the course of our review of the Documents which we think should be brought to your attention, we shall draw your attention to it in this opinion.

Our legal review has been undertaken on the following basis:-

(i)	The legal review has focused on a review of the Documents and the Searches which themselves may not contain all the information which may be relevant to the Companies.

(ii)	We have assumed that the Documents comprise of all the information and materials in existence which are relevant to the Companies and unless otherwise indicated we have made no enquiry to ascertain whether all relevant documents and records have been supplied to us.

(iii)	We have relied solely on the Documents (excluding the documents mentioned therein) and the Searches, assuming that the Documents and all the information supplied by the Companies which have bearing on any of the Documents were, when supplied, and continue to be true, accurate and not misleading and that the details or information revealed in the Searches are up to date at the date of this opinion and have been properly and accurately recorded in the relevant public registers from which results of such relevant searches were obtained and accordingly we have not independently verified the Documents nor any of the information supplied or revealed in the Documents and the Searches.

(iv)	We have assumed that each of the Documents is up to date, in full force and effect and has not been terminated or amended without expressly stating so therein or without our knowledge.

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(v)	We have assumed that all copies of Documents reviewed by us conform to the originals and we have assumed the genuineness of all signatures and company seals and chops.

(vi)	We have assumed that each contracting party to a Document has the right, power and authority and has taken all actions necessary to execute and deliver, and to exercise its rights and perform its obligations under the relevant Document.

(vii)	Except where it has been expressly brought to our attention or is apparent from the face of the relevant Documents that a Document has been amended but copies of agreements or composites of agreements incorporating subsequent amendments have not been provided, we have assumed that such agreements are subsisting, complete and include all amendments or alterations to such agreements.

(viii)	We have not reviewed any financial, accounting or technological matters.

(ix)	The entering into of the Documents (which constitute contract or agreement) by the parties named therein is in the commercial benefit of such parties.

(x)	The Documents (where applicable) were executed on behalf of the Companies by their duly authorised personnel.

(xi)	We have not conducted or instructed any person to conduct on our behalf any further searches since the respective dates of the Searches, and we have assumed that further searches would not reveal any circumstances or information which would require an amendment to this opinion.

Unless otherwise indicated and then only to the extent described in this opinion, we express no opinion as to the laws of any jurisdiction other than those of Hong Kong which are in effect at the date of this opinion.

E.	OPINION

1.	CORPORATE MATTERS

1.1.	Corporate Structure and Information

Subject to the assumptions and the qualifications as stated in this legal opinion, and based on the register of members of the Companies, the register of directors of the Companies and the Company Searches, the particulars of the Companies required by you are set out hereinbelow:-

1.1.1 Organic Gardens

The current corporate structure of Organic Gardens is as follows:

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Company Name	:	Organic Gardens International Limited 慈康農圃(國際)有限公司

Former Name	:	N/A
Place of Incorporation	:	Hong Kong
Date of Incorporation	:	3 March 1999
Company Status	:	Private company limited by shares
Company Number	:	668759
Registered Office and Principal Place of Business	:	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, N.T., Hong Kong

Number of Issued Shares	:	1,000,000 ordinary shares
Issued and Paid-Up Share Capital	:	HK$1,000,000

Present Shareholding Structure &	:	Shareholder	No. of Shares
Shareholder		OG Wholesales Holding Limited	1,000,000

Directors	:	WONG Ka Wo, Simon CHEUK Fung Ting

Company Secretary	:	Grand Rainbow Limited

Nature of Business	:	Wholesale and trading of natural and organic foods in Hong Kong, operation of food factory (preparation/packaging of food) and warehouse in Hong Kong

Accounting Reference Date	:	31 December

1.1.2 GDD HK

The current corporate structure of GDD HK is as follows:

Company Name	:	Greendotdot.com Limited 點點綠有限公司

Former Name	:	N/A
Place of Incorporation	:	Hong Kong
Date of Incorporation	:	14 April 2000
Company Status	:	Private company limited by shares

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Company Number	:	712711
Registered Office	:	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, N.T., Hong Kong
Number of Issued Shares	:	1,000,000 ordinary shares
Issued and Paid-Up Share Capital	:	HK$1,000,000

Present Shareholding Structure &	:	Shareholder	No. of Shares
Shareholder		GDD Retail Holding Limited	1,000,000

Directors	:	WONG Ka Wo, Simon CHEUK Fung Ting

Company Secretary	:	Grand Rainbow Limited
Nature of Business	:	Retail (through retail outlets and online) of natural and organic foods in Hong Kong
Accounting Reference Date	:	31 December

1.1.3 Linden Tree

The current corporate structure of Linden Tree is as follows:

Company Name	:	Linden Tree Consultancy Limited 菩提樹顧問有限公司

Former Name	:	N/A
Place of Incorporation	:	Hong Kong
Date of Incorporation	:	20 May 2013
Company Status	:	Private company limited by shares
Company Number	:	1909769
Registered Office	:	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, N.T., Hong Kong
Number of Issued Shares	:	10,000 ordinary shares
Paid-Up Share Capital	:	HK$10,000

Present Shareholding Structure &	:	Shareholder	No. of Shares
Shareholder		GDD Retail Holding Limited	10,000

Directors	:	WONG Ka Wo, Simon CHEUK Fung Ting

Company Secretary	:	Grand Rainbow Limited
Nature of Business	:	Principally serves as the trademark holding company

Accounting Reference Date	:	31 December

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1.2.	Memorandum and articles of association

1.2.1 Organic Gardens

Based on the Documents, the articles of association were duly registered with the Companies Registry of Hong Kong upon incorporation. The articles of association have not been amended since the Companies’ incorporation.

Subject to the Companies Ordinance (Chapter 622 of the Laws of Hong Kong) (“Companies Ordinance”), the articles of association do not contain any unusual provisions that affect the voting rights of its shareholders.

Pursuant to section 11 of the Companies Ordinance, a private company must by its articles restrict a member’s right to transfer shares. In this respect, article 7 of the articles of association provides that the directors may in their discretion refuse to register the transfer of a share. Accordingly, transfer of shares in Organic Gardens by its shareholders shall be approved by its directors.

Subject to the requirements under the Companies Ordinance, the articles of association do not contain any unusual provision that affects the declaration of, or payment of dividends to, shareholders.

Organic Gardens has the corporate power to carry on its business in the manner as currently conducted by it within the scope permitted under their articles of association and business licences, if any.

1.2.2 GDD HK

Based on the Documents, the articles of association were duly registered with the companies Registry of Hong Kong upon incorporation. The articles of association have not been amended since the Companies’ incorporation.

Subject to the Companies Ordinance, the articles of association do not contain any unusual provisions that affect the voting rights of its shareholders.

Pursuant to section 11 of the Companies Ordinance, a private company must by its articles restrict a member’s right to transfer shares. In this respect, article 7 of the articles of association provides that the directors may in their discretion refuse to register the transfer of a share. Accordingly, transfer of shares in GDD HK by its shareholders shall be approved by its directors.

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Subject to the requirements under the Companies Ordinance, the articles of association do not contain any unusual provision that affects the declaration of, or payment of dividends to, shareholders.

GDD HK has the corporate power to carry on its business in the manner as currently conducted by it within the scope permitted under their articles of association and business licences, if any.

1.2.3 Linden Tree

Based on the Documents, the articles of association were duly registered with the companies Registry of Hong Kong upon incorporation. The articles of association have not been amended since the Companies’ incorporation.

Subject to the Companies Ordinance, the articles of association do not contain any unusual provisions that affect the voting rights of its shareholders.

Pursuant to section 11 of the Companies Ordinance, a private company must by its articles restrict a member’s right to transfer shares. In this respect, article 3 of the articles of association provides that the directors may in their discretion refuse to register the transfer of a share. Accordingly, transfer of shares in Linden Tree by its shareholders shall be approved by its directors.

Subject to the requirements under the Companies Ordinance, the articles of association do not contain any unusual provision that affects the declaration of, or payment of dividends to, shareholders.

Linden Tree has the corporate power to carry on its business in the manner as currently conducted by it within the scope permitted under their articles of association and business licences, if any.

1.3.	Due Incorporation

Based on the Certificates of Continuing Registration in respect of the Companies issued by the Hong Kong Companies Registry on 25 July 2023 and the Searches, the Companies are companies with limited liability duly incorporated and validly existing under the laws of Hong Kong and are in continuing registration with the Companies Registry of Hong Kong. The Companies can sue and be sued in their own names in the courts of Hong Kong and under the laws of Hong Kong to the extent that the courts of Hong Kong have or assume jurisdiction and the Hong Kong courts do not exercise their discretion to stay any such proceedings.

1.4.	Filing and other requirements under the Companies Ordinance

Under the Companies Ordinance, a company limited by shares in Hong Kong is required to comply with certain filing or registration requirements in relation to change of directors, change of company secretary, change of registered office, allotment of shares, annual return, etc. Where a company fails to do so, this will render the company and its responsible officers liable to fines. Late filings may also be subject to higher registration fees.

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The Companies Ordinance also sets out the requirement for companies to hold an annual general meeting (“AGM”) in each financial year, usually within 6 or 9 months, depending on the type of the company and the particular circumstances, after the end of its accounting reference period. However, there are certain circumstances in which a company is not required to hold an AGM, such as passing a written members’ resolution and sending the relevant documents to the members beforehand, or where the company only has one member. Under the Companies Ordinance, a company’s directors are also required to prepare annual financial statements together with a directors’ report, and lay the financial statements and other reporting documents (i.e., the directors’ report for the financial year and the auditor’s report on those financial statements) (collectively “reporting documents”) before the company in an AGM for the financial year, usually within 6 or 9 months, depending on the type of the company and the particular circumstances, after the end of that accounting reference period. If a company is not required to hold an AGM under the Companies Ordinance, it is only required to send copies of the reporting documents for the financial year to its member within the prescribed period for the laying of financial statements at an AGM.

Failure to comply with the abovementioned requirements may render the company, its responsible persons and/or its directors liable to fines and/or imprisonment. In addition, the Companies Ordinance also states where a person in any return, report, financial statements, certificate or other document, required by or for the purposes of any provision of the Companies Ordinance, knowingly or recklessly makes a statement that is misleading, false or deceptive in any material particular (section 895(1) of the Companies Ordinance), such person is liable (i) on conviction on indictment to a fine of $300,000 and to imprisonment for 2 years; or (ii) on summary conviction to a fine at level 6 and to imprisonment for 6 months (section 895(2) of the Companies Ordinance).

1.4.1 Organic Gardens

Based on the Documents, Organic Gardens is not in breach of its filing requirements and has complied with the Companies Ordinance in all material respects during the Track Record Period.

1.4.2 GDD HK

Based on the Documents, GDD HK is not in breach of its filing requirements and has complied with the Companies Ordinance in all material respects during the Track Record Period.

1.4.3 Linden Tree

Based on the Documents, Linden Tree is not in breach of its filing requirements and has complied with the Companies Ordinance in all material respects during the Track Record Period.

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1.5.	Share Capital

1.5.1 Organic Gardens

The current issued and paid-up share capital of Organic Gardens are as follows:

Issued and paid-up share capital	:	HK$1,000,000
Number of issued / paid-up shares	:	1,000,000 ordinary shares

1.5.2 GDD HK

The current issued and paid-up share capital of GDD HK are as follows:

Issued and paid-up share capital	:	HK$1,000,000
Number of issued / paid-up shares	:	1,000,000 ordinary shares

1.5.3 Linden Tree

The current issued and paid-up share capital of Linden Tree are as follows:

Issued and paid-up share capital	:	HK$10,000
Number of issued / paid-up shares	:	10,000 ordinary shares

1.6.	Shareholders

1.6.1 Organic Gardens

Name and Address of Shareholder	Class of Shares (including Shareholder Rights)	Number of Shares	Share Percentage or Proportion of Voting Power (if different)
OG Wholesales Holding Limited	Ordinary	1,000,000	100%

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1.6.2 GDD HK

Name and Address of Shareholder	Class of Shares (including Shareholder Rights)	Number of Shares	Share Percentage or Proportion of Voting Power (if different)
GDD Retail Holding Limited	Ordinary	1,000,000	100%

1.6.3 Linden Tree

Name and Address of Shareholder	Class of Shares (including Shareholder Rights)	Number of Shares	Share Percentage or Proportion of Voting Power (if different)
GDD Retail Holding Limited	Ordinary	10,000	100%

The abovenamed shareholders are the current registered holder and the current legal owner of all the shares in the Companies, respectively, and are respectively entitled to the equity of the Companies and the rights and interests attached thereto. Based on the Documents and the Companies’ confirmation provided to us, the respective shareholders’ interest in the Companies are free from any encumbrances such as mortgage, lien, pledge, charge, title retention, right to acquire, security interest, option, pre-emptive or other similar right, right of first refusal, third-party right, instruction or any other encumbrance or condition whatsoever as at the date of this opinion.

Based on the Documents, there is only one class of shares for each of the Companies, i.e., ordinary shares with the same voting rights. There are no nominee, voting or trust arrangements in relation to the shares of each of the Companies.

Under Hong Kong laws and the current conditions of the Companies, the Companies are not required to obtain permission from any Hong Kong authorities to issue ordinary shares to investors.

1.7.	Dividends

Based on the Documents, on 27 June 2022, Organic Gardens declared an interim dividend of HK$8 per share in respect of the financial year ended 31 December 2020 and a total of HK$8,000,000 is payable to the ultimate holding company (i.e. Listco), while GDD HK declared an interim dividend of HK$14 per share in respect of the financial year ended 31 December 2020 and a total of HK$140,000,000 is payable to the ultimate holding company (i.e. Listco). On June 27, 2022, the Listco distributed a special dividend of HK$22,000,000 (US$2,803,130) to its shareholders to offset against the amounts due from the related parties. Based on the confirmation of Linden Tree, no dividends have been declared or made by Linden Tree since its date of incorporation. Based on the articles of association of the Companies, none of them are currently prohibited from paying or declaring any dividends or other distribution or any withholding tax.

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Under Hong Kong laws, all dividends and other distributions declared and payable on the shares of the Companies in accordance with the Companies Ordinance may be paid or distributed to holders of such shares, and such dividends and other distribution made to holders of such shares are not subject to withholding or other taxes and are otherwise free and clear of any other duty, withholding or deduction under the laws of Hong Kong, and may be paid without obtaining any approval from any governmental authority in Hong Kong. Save and except that a distribution may only be made by the Companies out of profits in accordance with the Companies Ordinance and their respective articles of association, there is no general restriction against payment of dividends, making of distributions, repayment of loans, or transfer of property and assets to any third party by the Companies under the laws of Hong Kong or their respective articles of association. Dividends or distributions may be paid in Hong Kong dollars and may be converted into other foreign currency and transferred out of Hong Kong. There is no exchange control legislation under Hong Kong laws.

1.8.	Encumbrances

Based on a review the register of charges of the Companies Registry, the Searches and the Companies’ confirmation provided to us, there are no registered mortgages or charges or other kinds of security over the assets of the Companies.

2.	PRINCIPAL ACTIVITY AND LICENCE AND CONSENTS

2.1 Organic Gardens

Organic Gardens has obtained the following business registration certificates for its business carried out in Hong Kong. Details of the current business registration certificates (to be renewed annually) are as follows:

Business Name	Address	Business Registration No.	Effective Period
Organic Gardens International Limited	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT	22301319-000-03-23-3	3 March 2023 to 2 March 2024

Business Name	Address	Business Registration No.	Effective Period
Organic Gardens International Limited	Flat C,D,F,G,N,J Blk 2, 4/F Wah Fung Ind Ctr, 33-39 Kwai Fung Crescent, Kwai Chung, NT	22301319-005-03-23-8	3 March 2023 to 2 March 2024

Branch name: Organic Gardens International Limited	Flat 2-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT	22301319-004-03-23-7	3 March 2023 to 2 March 2024

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Organic Gardens is registered as a food importer/distributor. Details of the current food importer/distributor registration certificate (to be renewed every three years) are as follows:

Registration No.	:	TR-11-000316
Address	:	Room 2-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung N.T.
Date of Expiry	:	31 January 2024

Organic Gardens has obtained the following food factory licence. Details of the current food factory licence (to be renewed annually) are as follows:

Licence No.	:	2991800508
Address	:	Flat F-G, 4/F, Block 2, Wah Fung Industrial Centre, 33-39 Kwai Fung Crescent, Kwai Chung, New Territories
Date of Commencement	:	25 January 2023
Date of Expiry	:	24 January 2024

Organic Gardens has obtained the following retailer and wholesaler licences in Chinese herbal medicines. Details of the current retailer and wholesaler licences (to be renewed regularly) are as follows:

Retailer licence in Chinese herbal medicines

Licence No.	:	CR-2019-00270
Address	:	Flat/Rm 2-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT

Flat F, G and J, 4/F, Block 2, Wah Fung Industrial Centre, 33-39 Kwai Fung Crescent, Kwai Chung, NT (Warehouse)

Date of Commencement	:	23 September 2021
Date of Expiry	:	22 September 2023

Wholesaler licence in Chinese herbal medicines

Licence No.	:	CW-2019-00046
Address	:	Flat 2-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT

Flat F, G and J, 4/F, Block 2, Wah Fung Industrial Centre, 33-39 Kwai Fung Crescent, Kwai Chung, NT (Warehouse)

Date of Commencement	:	23 September 2021
Date of Expiry	:	22 September 2023

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Based on the Documents and Organic Gardens’ confirmation, save for the business registration in accordance with the Business Registration Ordinance (Chapter 310 of the Laws of Hong Kong) (“Business Registration Ordinance”), registration as a food importer/distributor in accordance with the Food Safety Ordinance (Chapter 612 of the Laws of Hong Kong) (“Food Safety Ordinance”), food factory licence in accordance with the Food Business Regulation (Chapter 132X of the Laws of Hong Kong) (“Food Business Regulation”), a subsidiary legislation under the Public Health and Municipal Services Ordinance (Chapter 132 of the Laws of Hong Kong) and retailer and wholesaler licences in Chinese herbal medicines in accordance with the Chinese Medicine Ordinance (Chapter 549 of the Laws of Hong Kong) (“Chinese Medicine Ordinance”), with which Organic Gardens has duly complied in all material respects, Organic Gardens is not required to obtain any other material permit, licence or approval in Hong Kong in order to engage in wholesale and trading of natural and organic foods and the operation of food factory and warehouse in Hong Kong.

Based on the Documents and Organic Gardens’ confirmation, the business registration certificate, registration as a food importer/distributor, food factory licence and retailer and wholesaler licences in Chinese herbal medicines of Organic Gardens are valid and have not expired, been varied or revoked and remain in full force and effect.

Further, based on the Documents, the Searches and Organic Gardens’ confirmation, Organic Gardens is in compliance in all material respects with the aforementioned business registration certificates, registration as a food importer/distributor, food factory licence and retailer and wholesaler licences in Chinese herbal medicine, and no action has been taken or threatened for the cancellation of such certificate, registration or licence.

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2.2 GDD HK

GDD HK has obtained the following business registration certificates for its business carried out in Hong Kong. Details of the current business registration certificate (to be renewed annually) are as follows:

Business Name	Address	Business Registration No.	Effective Period
GREENDOTDOT.COM LIMITED	Shop No. ADM29 Admiralty Station Admiralty HK	30883094-043-04-23-4	14 April 2023 to 13 April 2024

Branch name: GREENDOTDOT	Kiosk 11 Fortress Hill MTR Station HK	30883094-020-04-23-5	14 April 2023 to 13 April 2024
	Shop Unit 160 Paradise Mall HK	30883094-012-04-23-9	14 April 2023 to 13 April 2024
	Concession HOK 23B at MTR Hong Kong Station HK	30883094-016-04-23-2	14 April 2023 to 13 April 2024
	Flat/Rm KOB12 Kowloon Bay MTR Station KL	30883094-003-04-23-1	14 April 2023 to 13 April 2024
	Concession KET 7 at MTR Kennedy Town Station Kennedy Town HK	30883094-048-04-23-9	14 April 2023 to 13 April 2024
	KWT No. 12 Kwun Tong MTR Station KL	30883094-021-04-23-6	14 April 2023 to 13 April 2024
	Shop No. MEF6 Mei Foo MTR Station Lai Chi Kok KL	30883094-026-04-23-0	14 April 2023 to 13 April 2024
	2/F Shop No. 265A&B Ma On Shan Plaza No 608 Sai Sha Road Ma On Shan NT	30883094-011-04-23-8	14 April 2023 to 13 April 2024
	Shop K01 Upper Ground Floor Olympian City One 11 Hoi Fai Road West Kowloon KL	30883094-004-04-23-2	14 April 2023 to 13 April 2024
	Shop No PRE20 Prince Edward MTR Station KL	30883094-023-04-23-8	14 April 2023 to 13 April 2024
	Shop No.SYP2 at Sai Ying Pun Station HK	30883094-037-04-23-A	14 April 2023 to 13 April 2024
	G/F Fat Cheong Bldg 63 Electric Road North Point HK	30883094-036-04-23-9	14 April 2023 to 13 April 2024
	Shop No TUM23 Tuen Mun Station NT	30883094-024-04-23-9	14 April 2023 to 13 April 2024
	Concession TUC 8 at MTR Tung Chung Station, Tung Chung, Lantau Island, NT	30883094-047-04-23-8	14 April 2023 to 13 April 2024

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Shop No.TSW 9 Tsuen Wan MTR Station NT	30883094-039-04-23-1	14 April 2023 to 13 April 2024
Shop No TSY307 Tsing Yi Station Tsing Yi NT	30883094-030-04-23-3	14 April 2023 to 13 April 2024
Shop No 8 Yuen Long Station NT	30883094-025-04-23-A	14 April 2023 to 13 April 2024
Shop No. YMT22, Yau Ma Tei MTR Station, KL	30883094-038-04-23-0	14 April 2022 to 13 April 2023
Basement 1-6, Wing On Kowloon Centre, 345 Nathan Road, Kowloon（九龍彌敦道345號永安九龍中心地庫1樓至6樓）	30883094-051-04-23-0	14 April 2022 to 13 April 2023
B/F & 2/F, 211 Des Voeux Rd, Central, HK	30883094-050-04-23-A	14 April 2022 to 13 April 2023

Business Name	Address	Business Registration No.	Effective Period
GREENDOTDOT.COM LIMITED Branch name:	Flat/Rm DIH13 Diamond Hill Station KL	30883094-033-04-23-6	14 April 2023 to 13 April 2024
GREEN DOT DOT	HAH16 Hang Hau Station Hang Hau NT	30883094-034-04-23-7	14 April 2023 to 13 April 2024
	Kiosk No. KOT 4 at MTR Kowloon Tong Station, Kowloon Tong, KL	30883094-049-04-23-A	14 April 2023 to 13 April 2024

Business Name	Address	Business Registration No.	Effective Period
GREENDOTDOT.COM LIMITED	Flat 2-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT Nature of Business: E-business & General trading)	30883094-045-04-23-6	14 April 2023 to 13 April 2024

Branch name: GREENDOTDOT.COM LIMITED	Flat 02, 04/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT Nature of Business: Factory and Warehouse	30883094-046-04-23-7	14 April 2023 to 13 April 2024
	Flat C,D,F,G,N,J Blk 2 4/F Wah Fung Ind Ctr 33-39 Kwai Fung Crescent Kwai Chung NT	30883094-046-04-23-7	14 April 2023 to 13 April 2024

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Business Name	Address	Business Registration No.	Effective Period
GREENDOTDOT.COM LIMITED	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT	30883094-000-04-23-9	14 April 2023 to 13 April 2024

GDD HK is registered as a food importer/distributor. Details of the current food importer/distributor registration certificate (to be renewed every three years) are as follows:

Registration No.	:	TR-11-000312
Address	:	Flat 2-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung N.T.
Date of Expiry	:	31 January 2024

GDD HK has obtained the following retailer licences in Chinese herbal medicines. Details of the current retailer licences in Chinese herbal medicines (to be renewed regularly) are as follows:

Licence No.	:	CR-2018-00175
Address	:	Shop No. ADM29, Admiralty Station, Admiralty, HK
Date of Commencement	:	11 July 2022
Date of Expiry	:	10 July 2024

Licence No.	:	CR-2014-00455
Address	:	Flat/Rm DIH13, Diamond Hill Station, Kln
Date of Commencement	:	31 December 2022
Date of Expiry	:	30 December 2024

Licence No.	:	CR-2014-00393
Address	:	Kiosk 11, Fortress Hill MTR Station, Hong Kong

Page | 17

Date of Commencement	:	31 December 2022
Date of Expiry	:	30 December 2024

Licence No.	:	CR-2021-00459
Address	:	Flat J, 4/F, Blk 2, Wah Fung Ind Ctr, 33-39
Kwai Fung Crescent, Kwai Chung, NT
Date of Commencement	:	22 November 2021
Date of Expiry	:	21 November 2023

Licence No.	:	CR-2014-00456
Address	:	Shop Unit 160, Paradise Mall, Hong Kong
Date of Commencement	:	31 December 2022
Date of Expiry	:	30 December 2024

Licence No.	:	CR-2015-00085
Address	:	HAH16, Hang Hau Station, Hang Hau, N.T.
Date of Commencement	:	8 May 2023
Date of Expiry	:	7 May 2025

Licence No.	:	CR-2014-00392
Address	:	Concession HOK 23B at MTR Hong Kong Station, Hong Kong
Date of Commencement	:	24 November 2022
Date of Expiry	:	23 November 2024

Licence No.	:	CR-2014-00389
Address	:	Flat/Rm KOB12, Kowloon Bay MTR Station, Kowloon
Date of Commencement	:	24 November 2022
Date of Expiry	:	23 November 2024

Licence No.	:	CR-2020-00524
Address	:	Concession KET 7 at MTR Kennedy Town Station, Kennedy Town, HK
Date of Commencement	:	4 January 2023
Date of Expiry	:	3 January 2025

Licence No.	:	CR-2021-00057
Address	:	Kiosk No. KOT 4 at MTR Kowloon Tong Station, Kowloon Tong, Kln
Date of Commencement	:	12 April 2023
Date of Expiry	:	11 April 2025

Licence No.	:	CR-2014-00400
Address	:	KWT No. 12, Kwun Tong MTR Station, Kowloon
Date of Commencement	:	15 December 2022
Date of Expiry	:	14 December 2024

Page | 18

Licence No.	:	CR-2014-00402
Address	:	Shop No MEF6, Mei Foo MTR Station, Lai Chi Kok, Kowloon
Date of Commencement	:	15 December 2022
Date of Expiry	:	14 December 2024

Licence No.	:	CR-2014-00457
Address	:	Shop No. 265A&B, 2/F, Ma On Shan Plaza, No 608 Sai Sha Road, Ma On Shan, NT
Date of Commencement	:	31 December 2022
Date of Expiry	:	30 December 2024

Licence No.	:	CR-2014-00458
Address	:	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Kowloon
Date of Commencement	:	31 December 2022
Date of Expiry	:	30 December 2024

Licence No.	:	CR-2014-00399
Address	:	Shop No. PRE20, Prince Edward MTR Station, Kowloon
Date of Commencement	:	24 November 2022
Date of Expiry	:	23 November 2024

Licence No.	:	CR-2015-00201
Address	:	Shop No. SYP2 at Sai Ying Pun Station, Hong Kong
Date of Commencement	:	4 September 2021
Date of Expiry	:	3 September 2023

Licence No.	:	CR-2016-00245
Address	:	G/F, Fat Cheong Bldg, 63 Electric Road,
North Point, Hong Kong
Date of Commencement	:	15 September 2022
Date of Expiry	:	14 September 2024

Licence No.	:	CR-2014-00395
Address	:	Shop No TUM23, Tuen Mun Station, N.T.
Date of Commencement	:	24 November 2022
Date of Expiry	:	23 November 2024

Licence No.	:	CR-2020-00523
Address	:	Concession TUC 8 at MTR Tung Chung Station,
Tung Chung, Lantau Island, NT
Date of Commencement	:	25 January 2023
Date of Expiry	:	24 January 2025

Page | 19

Licence No.	:	CR-2015-00500
Address	:	Shop No. TSW 9, Tsuen Wan MTR Station, N.T.
Date of Commencement	:	16 February 2022
Date of Expiry	:	15 February 2024

Licence No.	:	CR-2014-00403
Address	:	Shop No TSY307, Tsing Yi Station, Tsing Yi, N.T.
Date of Commencement	:	24 November 2022
Date of Expiry	:	23 November 2024

Licence No.	:	CR-2014-00394
Address	:	Shop No 8, Yuen Long Station, N.T.
Date of Commencement	:	15 December 2022
Date of Expiry	:	14 December 2024

Licence No.	:	CR-2015-00325
Address	:	Shop No. YMT22, Yau Ma Tei MTR Station, Kowloon
Date of Commencement	:	13 November 2021
Date of Expiry	:	12 November 2023

Licence No.	:	CR-2020-00058
Address	:	Flat J, 4/F, Blk 2, Wah Fung Ind Ctr, 33-39 Kwai Fung Crescent, Kwai Chung, NT
Date of Commencement	:	28 May 2022
Date of Expiry	:	27 May 2024

GDD HK has obtained the following milk permits. Details of the current milk permits (to be renewed annually) are as follows:

Licence/Permit No.	:	0618802216
Address	:	Concession KET 7 at MTR Kennedy Town Station, Hong Kong
Date of Commencement	:	4 January 2023
Date of Expiry	:	3 January 2024

Licence/Permit No.	:	0663801727
Address	:	Shop MEF 6, Mei Foo MTR Station, Mei Foo, Kowloon
Date of Commencement	:	23 December 2022
Date of Expiry	:	22 December 2023

Page | 20

Licence/Permit No.	:	0662801492
Address	:	Shop PRE 20, Prince Edward MTR Station, Prince Edward, Kowloon
Date of Commencement	:	6 January 2023
Date of Expiry	:	5 January 2024

Licence/Permit No.	:	0618802225
Address	:	Shop No.SYP2 At Sai Ying Pun Station, Hong Kong
Date of Commencement	:	4 January 2023
Date of Expiry	:	3 January 2024

Licence/Permit No.	:	0612801691
Address	:	Shop B, G/F., Fat Cheong Building, 63 Electric Road, North Point, Hong Kong
Date of Commencement	:	4 January 2023
Date of Expiry	:	3 January 2024

Licence/Permit No.	:	0617800602
Address	:	Concession TUC 8, MTR Tung Chung Station, Tung Chung, Lantau Island, Hong Kong
Date of Commencement	:	12 October 2022
Date of Expiry	:	11 October 2023

Licence/Permit No.	:	0692801561
Address	:	Shop No. TSW9, Tsuen Wan MTR Station, Tsuen Wan, New Territories
Date of Commencement	:	11 January 2023
Date of Expiry	:	10 January 2024

Licence/Permit No.	:	0651802130
Address	:	Shop KWT No. 12, Kwun Tong MTR Station, Kwun Tong, Kowloon
Date of Commencement	:	13 January 2023
Date of Expiry	:	12 January 2024

Licence/Permit No.	:	0691801661
Address	:	TSY 307, Tsing Yi Station, Tsing Yi, New Territories
Date of Commencement	:	14 January 2023
Date of Expiry	:	13 January 2024

Licence/Permit No.	:	0697802213
Address	:	Shop 265A &B, 2/F, Ma On Shan Plaza, No. 608 Sai Sha Road, Ma On Shan, Sha Tin, New Territories
Date of Commencement	:	30 March 2023
Date of Expiry	:	29 March 2024

Page | 21

Licence/Permit No.	:	0611802341
Address	:	Kiosk 11, Fortress Hill MTR Station, Fortress Hill, Hong Kong
Date of Commencement	:	15 September 2022
Date of Expiry	:	14 September 2023

Licence/Permit No.	:	0618802386
Address	:	Shop No. ADM29, Admiralty Station, Admiralty, Hong Kong
Date of Commencement	:	21 November 2022
Date of Expiry	:	20 November 2023

Licence/Permit No.	:	0698801776
Address	:	Shop HAH16, Hang Hau Station, Tseung Kwan O, Sai Kung, New Territories
Date of Commencement	:	19 October 2022
Date of Expiry	:	18 October 2023

Licence/Permit No.	:	0653801399
Address	:	DIH 13, Diamond Hill Station, Wong Tai Sin, Kowloon
Date of Commencement	:	13 May 2023
Date of Expiry	:	12 May 2024

Licence/Permit No.	:	0652802076
Address	:	KOT 4, MTR Kowloon Tong Station, Kowloon
Date of Commencement	:	13 July 2023
Date of Expiry	:	12 July 2024

Licence/ Permit No.	:	0694802461
Address	:	Shop No. 8, Yuen Long Station, Yuen Long, New
Territories
Date of Commencement	:	28 April 2023
Date of Expiry	:	27 April 2024

Licence/ Permit No.	:	0611802299
Address	:	Shop Unit 160, Paradise Mall, Heng Fa Chuen, HK
Date of Commencement	:	11 August 2023
Date of Expiry	:	10 August 2024

Licence/ Permit No.	:	0618802331
Address	:	Concession HOK 23B at MTR Hong Kong Station, Hong Kong
Date of Commencement	:	19 October 2022
Date of Expiry	:	18 October 2023

Page | 22

Licence/ Permit No.	:	0662801599
Address	:	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Kowloon
Date of Commencement	:	16 August 2023
Date of Expiry	:	15 August 2024

Licence/ Permit No.	:	0693801753
Address	:	TUM23, Tuen Mun Station, Tuen Mun, New Territories
Date of Commencement	:	5 September 2022
Date of Expiry	:	6 September 2023

Licence/ Permit No.	:	0661802063
Address	:	Shop YMT22, Yau Ma Tei MTR Station, Yau Ma Tei, Kowloon
Date of Commencement	:	12 August 2023
Date of Expiry	:	11 August 2024

GDD HK has obtained the following frozen confections permits (other than soft ice-cream). Details of the current frozen confections permits (other than soft ice-cream) (to be renewed annually) are as follows:

Licence/Permit No.	:	0763803025
Address	:	Shop MEF 6, Mei Foo MTR Station, Mei Foo, Kowloon
Date of Commencement	:	23 December 2022
Date of Expiry	:	22 December 2023

Licence/Permit No.	:	0797802986
Address	:	Shop 265 A & B, 2/F, Ma On Shan Plaza, 608 Sai Sha Road, Ma On Shan, Sha Tin, New Territories
Date of Commencement	:	28 August 2022
Date of Expiry	:	27 August 2023

Licence/Permit No.	:	0762802609
Address	:	Shop PRE 20, Prince Edward MTR Station, Prince Edward, Kowloon
Date of Commencement	:	6 January 2023
Date of Expiry	:	5 January 2024

Page | 23

Licence/Permit No.	:	0712802880
Address	:	Shop B, G/F., Fat Cheong Building, 63 Electric Road, North Point, Hong Kong
Date of Commencement	:	8 September 2022
Date of Expiry	:	7 September 2023

Licence/Permit No.	:	0717801253
Address	:	Concession TUC 8, MTR Tung Chung Station, Tung Chung, Lantau Island, Hong Kong
Date of Commencement	:	12 October 2022
Date of Expiry	:	11 October 2023

Licence/Permit No.	:	0791802498
Address	:	Shop No. TSY307, Tsing Yi Station, Tsing Yi, New Territories
Date of Commencement	:	25 September 2022
Date of Expiry	:	24 September 2023

Licence/Permit No.	:	0753802223
Address	:	DIH 13, Diamond Hill Station, Wong Tai Sin, Kowloon
Date of Commencement	:	13 May 2023
Date of Expiry	:	12 May 2024

Licence/Permit No.	:	0792802972
Address	:	Shop No. TSW9, Tsuen Wan MTR Station, Tsuen Wan, New Territories
Date of Commencement	:	13 October 2022
Date of Expiry	:	12 October 2023

Licence/Permit No.	:	0798803144
Address	:	Shop HAH 16, Hang Hau Station, Tseung Kwan O, Sai Kung, New Territories
Date of Commencement	:	19 October 2022
Date of Expiry	:	18 October 2023

Licence/Permit No.	:	0711803372
Address	:	Kiosk 11, Fortress Hill MTR Station, Fortress Hill, Hong Kong
Date of Commencement	:	16 September 2022
Date of Expiry	:	15 September 2023

Licence/Permit No.	:	0718803052
Address	:	Concession KET 7 at MTR Kennedy Town Station, Kennedy Town, HK
Date of Commencement	:	22 November 2022
Date of Expiry	:	21 November 2023

Page | 24

Licence/Permit No.	:	0751803709
Address	:	Shop KWT No. 12, Kwun Tong MTR Station, Kwun Tong, Kowloon
Date of Commencement	:	22 November 2022
Date of Expiry	:	21 November 2023

Licence/Permit No.	:	0718803043
Address	:	Shop No.ADM29, Admiralty Station, Admiralty, Hong Kong
Date of Commencement	:	21 November 2022
Date of Expiry	:	20 November 2023

Licence/ Permit No.	:	0794803711
Address	:	Shop No. 8, Yuen Long Station, Yuen Long, New Territories
Date of Commencement	:	28 April 2023
Date of Expiry	:	27 April 2024

Licence/ Permit No.	:	0751803423
Address	:	KOT 4, MTR Kowloon Tong Station, Kowloon
Date of Commencement	:	11 April 2023
Date of Expiry	:	10 April 2024

Licence/ Permit No.	:	0711803318
Address	:	Shop Unit 160, Paradise Mall, Heng Fa Chuen, HK
Date of Commencement	:	11 August 2023
Date of Expiry	:	10 August 2024

Licence/ Permit No.	:	0718802970
Address	:	Concession HOK 23B at MTR Hong Kong Station, Hong Kong
Date of Commencement	:	16 September 2022
Date of Expiry	:	15 September 2023

Licence/ Permit No.	:	0762802779
Address	:	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Kowloon
Date of Commencement	:	16 August 2023
Date of Expiry	:	15 August 2024

Licence/ Permit No.	:	0793802818
Address	:	TUM23, Tuen Mun Station, Tuen Mun, New Territories
Date of Commencement	:	7 September 2022
Date of Expiry	:	6 September 2023

Page | 25

Licence/ Permit No.	:	0761803137
Address	:	Shop YMT22, Yau Ma Tei MTR Station, Yau Ma Tei, Kowloon
Date of Commencement	:	12 August 2023
Date of Expiry	:	11 August 2024

GDD HK has obtained the following restricted food permits. Details of the current restricted food permits (to be renewed annually) are as follows:

Licence/Permit No.	:	0391804986
Address	:	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung New Territories
Endorsements/Permission	:	Online Sale of Prepackaged Frozen Fish via website http://www.greendotdot.com
Date of Commencement	:	18 October 2022
Date of Expiry	:	17 October 2023

Licence/Permit No.	:	0391804977
Address	:	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung New Territorities
Endorsements/Permission	:	Online Sale of Prepackaged Frozen Poultry via website http://www.greendotdot.com
Date of Commencement	:	18 October 2022
Date of Expiry	:	17 October 2023

Licence/Permit No.	:	0391804968
Address	:	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung New Territorities
Endorsements/Permission	:	Online Sale of Prepackaged Shell Fish via website http://www.greendotdot.com
Date of Commencement	:	18 October 2022
Date of Expiry	:	17 October 2023

Licence/Permit No.	:	0391804959
Address	:	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung New Territorities
Endorsements/Permission	:	Online Sale of Prepackaged Frozen Meat (Frozen : Beef, Pork, Mutton) via website http://www.greendotdot.com
Date of Commencement	:	18 October 2022
Date of Expiry	:	17 October 2023

Page | 26

GDD HK has obtained the following licences for listed sellers of poisons. Details of the current licences for listed sellers of poisons (to be renewed regularly) are as follows:

Licence No.	:	132316
Address	:	Shop No. ADM29, Admiralty Station, Admiralty, Hong Kong
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132296
Address	:	Flat/Rm DIH13, Diamond Hill Station, Diamond Hill, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132312
Address	:	Kiosk 11, Fortress Hill MTR Station, Fortress Hill, HK
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132299
Address	:	Shop Unit 160, Paradise Mall, Heng Fa Chuen, HK
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132311
Address	:	HAH16, Hang Hau Station, Hang Hau, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132310
Address	:	Concession HOK 23B at MTR Hong Kong Station, Central, HK
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132303
Address	:	Flat/Rm KOB12, Kowloon Bay MTR Station, Kowloon Bay, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Page | 27

Licence No.	:	132318
Address	:	Concession KET 7 at MTR Kennedy Town Station, Kennedy Town, HK
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132297
Address	:	Kiosk No. KOT 4 at MTR Kowloon Tong Station, Kowloon Tong, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132305
Address	:	KWT No. 12, Kwun Tong MTR Station, Kwun Tong, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132302
Address	:	Shop No. MEF6, Mei Foo MTR Station, Lai Chi Kok, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132301
Address	:	Shop No. 265A & B, 2/F, Ma On Shan Plaza, No 608 Sai Sha Road, Ma On Shan, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132309
Address	:	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Tai Kok Tsui, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132315
Address	:	Shop No. PRE20, Prince Edward MTR Station, Mong Kok, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Page | 28

Licence No.	:	132308
Address	:	Shop No. SYP2 at Sai Ying Pun Station, Sai Ying Pun, HK
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132306
Address	:	G/F, Fat Cheong Bldg, 63 Electric Road, North Point, HK
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132307
Address	:	Shop No TUM23, Tuen Mun Station, Tuen Mun, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132317
Address	:	Concession TUC 8 at MTR Tung Chung Station, Tung Chung, Lantau Island, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132298
Address	:	Shop No. TSW 9, Tsuen Wan MTR Station, Tsuen Wan, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132313
Address	:	Shop No. TSY307, Tsing Yi Station, Tsing Yi, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132304
Address	:	Shop No 8, Yuen Long Station, Yuen Long, NT
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Licence No.	:	132314
Address	:	Shop No. YMT22, Yau Ma Tei MTR Station, Yau Ma Tei, Kln
Date of Commencement	:	1 January 2023
Date of Expiry	:	31 December 2023

Page | 29

Based on the Documents and GDD HK’s confirmation, save for the business registration in accordance with the Business Registration Ordinance, registration as a food importer/distributor in accordance with the Food Safety Ordinance, the retailer licences in Chinese herbal medicines in accordance with Chinese Medicine Ordinance, the milk permits, frozen confections permits and restricted food permits in accordance with the Food Business Regulation, and the licences for listed sellers of poisons in accordance with the Pharmacy and Poisons Ordinance (Chapter 138 of the Laws of Hong Kong), with which GDD HK has duly complied in all material respects, GDD HK is not required to obtain any other material certificate, permit, licence or approval in Hong Kong in order to engage in retail (through retail outlets and online) of natural and organic foods in Hong Kong.

Based on the Documents and GDD HK’s confirmation, the business registration certificate, registration as a food importer/distributor, retailer licences in Chinese herbal medicines, milk permits, frozen confections permits, restricted food permits, and licences for listed sellers of poisons of GDD HK are valid and have not expired, been varied or revoked and remain in full force and effect.

Further, based on the Documents, the Searches and GDD HK’s confirmation, it is in compliance in all material respects with the aforementioned business registration certificate, registration as a food importer/distributor, retailer licences in Chinese herbal medicines, milk permits, frozen confections permits, restricted food permits, and licences for listed sellers of poisons, and no action has been taken or threatened for the cancellation of such certificate, registration, permits and licences.

2.3	Linden Tree

Business Name	:	Linden Tree Consultancy Limited
Address	:	Flat 2-3, 4/F Join-In Hang Sing Ctr, 2-16 Kwai Fung Crescent, Kwai Chung, NT
Business Registration No.	:	61459828-000-05-23-7
Effective Period	:	20 May 2023 to 19 May 2024

Based on the Documents and Linden Tree’s confirmation, save for the business registration in accordance with the Business Registration Ordinance, with which Linden Tree has duly complied in all material respects, Linden Tree is not required to obtain any other material permit, licence or approval in Hong Kong in order to engage in trademark holding.

Further, based on the Documents, the Searches and Linden Tree’s confirmation, it is in compliance in all material respects with the aforementioned business registration certificate and no action has been taken or threatened for the cancellation of such certificate or registration.

Page | 30

3.	INTELLECTUAL PROPERTY
3.1	Organic Gardens

According to the IP Search Results on trademarks, patents and designs, the following trademarks are used by Organic Gardens and are registered in Hong Kong:

Trademark	Place of registration	Trademark number	Class	Expiry date	Registered owner
	Hong Kong	2001B01868	3	20 June 2027	Organic Gardens
	Hong Kong	2001B04894AA	29,30,31,32	20 June 2027	Organic Gardens

Based on the Searches, there are no disputes or infringements in connection with Organic Gardens’ intellectual property rights pending or threatened against it which could have a material adverse effect on its operations or financial performance.

Save for the above disclosed, there are no registered or unregistered intellectual property assets owned, used, licensed and/or held by Organic Gardens, and Organic Gardens has not received any formal notice that it infringes any intellectual property rights of any third party during the Track Record Period.

3.2	GDD HK

According to the IP Search Results on trademarks, patents and designs, the following trademarks are used by GDD HK and are registered in Hong Kong:

Trademark	Place of registration	Trademark number	Class	Expiry date	Registered owner
	Hong Kong	2001B04959AA	3,29,30,31, 32, 42	10 May 2027	GDD HK

	Hong Kong	2003B05487	35	31 August 2028	GDD HK

Page | 31

Based on the Searches, there are no disputes or infringements in connection with GDD HK’s intellectual property rights pending or threatened against it which could have a material adverse effect on its operations or financial performance.

Save for the above disclosed, there are no registered or unregistered intellectual property assets owned, used, licensed and/or held by GDD HK, and GDD HK has not received any formal notice that it infringes any intellectual property rights of any third party during the Track Record Period.

3.3	Linden Tree

According to the IP Search Results on trademarks, patents and designs, the following trademarks is used by Linden Tree and is registered in Hong Kong:

Trademark	Place of registration	Trademark number	Class	Expiry date	Registered owner
	Hong Kong	304517226	3, 29, 30, 31, 32, 35, 42	6 May 2028	Linden Tree

Based on the Searches, there are no disputes or infringements in connection with Linden Tree’s intellectual property rights pending or threatened against it which could have a material adverse effect on its operations or financial performance.

Save for the above disclosed, there are no registered or unregistered intellectual property assets owned, used, licensed and/or held by Linden Tree, and Linden Tree has not received any formal notice that it infringes any intellectual property rights of any third party during the Track Record Period.

4.	LITIGATION AND WINDING-UP

According to the Documents and the Searches and the Companies’ confirmation, there are:

(a)	no record of any order or resolution for the winding-up or any notice of the appointment of a receiver, administrator or liquidator in connection with the winding-up, dissolution or reorganisation of any of the Companies or their assets in Hong Kong, and no record of any petition for the winding-up against any of the Companies in Hong Kong;
Page | 32

(b)	no steps having been taken or being taken to wind up or dissolve any of the Companies, appoint a receiver, administrator or liquidator in respect of any of them or any of their assets; and
(c)	no actions, suits, investigations, litigation or proceedings current, pending or threatened against or affecting any of the Companies or any of their assets in which any of the Companies is a defendant or respondent before the courts of Hong Kong during the Track Record Period and up to the date hereof.

5.	EMPLOYMENT
5.1	Organic Gardens

5.1.1 Employment contracts

The sample employment contract of Organic Gardens that is reviewed by us conforms with the requirements under the Employment Ordinance (Chapter 57 of the Laws of Hong Kong) (“Employment Ordinance”).

5.1.2 Employee benefit

Retirement Pension Scheme

Based on the Mandatory Provident Fund participation certificate issued by the Mandatory Provident Fund Schemes Authority dated 7 January 2015, Organic Gardens has enrolled its Hong Kong employees with the BOC-Prudential Easy-Choice Mandatory Provident Fund Scheme in compliance with the Mandatory Provident Fund Schemes Ordinance (Chapter 485 of the Laws of Hong Kong) (“Mandatory Provident Fund Schemes Ordinance”). Under the scheme, Organic Gardens and its employees each make a contribution of 5% of the relevant employee’s monthly income or HK$1,500, whichever is the less. Based on the email confirmations from BOCI-Prudential Asset Management Limited dated 8 April 2022 and 26 July 2023, there is no outstanding surcharge from Organic Gardens.

Compulsory Employees’ Compensation Insurance

According to section 40 of the Employees’ Compensation Ordinance (Chapter 282 of the Laws of Hong Kong) (“Employees’ Compensation Ordinance”), no employer shall employ any employee in any employment unless there is in force a policy of insurance to cover their liabilities both under the Employees’ Compensation Ordinance and at common law for injuries at work in respect of all their employees, irrespective of the length of employment contract or working hours, full-time or part-time employment. If an employer fails to comply with the Employee’s Compensation Ordinance to secure an insurance cover, the employer commits an offence and is liable on conviction to a maximum fine of HK$100,000 and imprisonment for two years.

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Based on the Documents and Organic Gardens’ confirmation, Organic Gardens has currently taken out and maintained a valid employees’ compensation insurance for its employees.

5.2	GDD HK

5.2.1 Employment contracts

The sample employment contract of GDD HK that is reviewed by us conforms with the requirements under the Employment Ordinance.

5.2.2 Employee benefit

Retirement Pension Scheme

Based on the Mandatory Provident Fund participation certificate issued by the Mandatory Provident Fund Schemes Authority dated 7 January 2015, GDD HK has enrolled its Hong Kong employees with the BOC-Prudential Easy-Choice Mandatory Provident Fund Scheme in compliance with the Mandatory Provident Fund Schemes Ordinance. Under the scheme, GDD HK and its employees each make a contribution of 5% of the relevant employee’s monthly income or HK$1,500, whichever is the less. Based on the email confirmation from BOCI-Prudential Asset Management Limited dated 8 April 2022 and 26 July 2023, there is no outstanding surcharge from GDD HK.

Compulsory Employees’ Compensation Insurance

Based on the Documents and GDD HK’s confirmation, GDD HK has currently taken out and maintained a valid employees’ compensation insurance for its employees.

5.3 Linden Tree

5.3.1 Employment contracts

Based on Linden Tree’s confirmation, Linden Tree has not entered into any employment contract as of the date hereof as Linden Tree does not have any employees.

5.3.2 Employee benefit

Retirement Pension Scheme

Based on Linden Tree’s confirmation, Linden Tree has not employed any employees as of the date hereof. Hence, it is not subject to the requirements under the Mandatory Provident Fund Schemes Ordinance.

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Compulsory Employees’ Compensation Insurance

Based on Linden Tree’s confirmation, Linden Tree has not employed any employees as of the date hereof. Hence, it is not subject to the requirements under the Employees’ Compensation Ordinance.

6.	TAX
6.1	Each of the Companies is subject to profits tax under Hong Kong laws in respect of its assessable profits arising in or derived from Hong Kong under the Inland Revenue Ordinance (Chapter 112 of the Laws of Hong Kong).

6.2	The applicable Hong Kong profits tax rates for the Companies for the years of assessment 2020/2021, 2021/2022 and 2022/2023 are 8.25% on assessable profits up to HK$2,000,000 and 16.5% on any part of assessable profits over HK$2,000,000. Profits of any company not qualifying for the two-tiered profits tax rates regime will continue to be taxed at a flat rate of 16.5%.
6.3	Each of the Companies has duly submitted profits tax returns during the Track Record Period. Based on Companies’ confirmation provided to us, we are not aware of any complaints, investigation of, any disputes with, or any fines, penalties or other administrative sanctions imposed by the Inland Revenue Department against the Companies during the Track Record Period.

6.4	There is no capital gains tax under the laws of Hong Kong. No taxes, fees or charges are payable (either by direct assessment or withholding) to the government or other taxing authority in Hong Kong under the laws of Hong Kong in respect of the payment of dividends and other distributions declared and payable to the shareholders of any of the Companies.

6.5	Foreign-sourced income received in Hong Kong are also exempt from profits tax as long as economic substance requirements are met under the laws of Hong Kong.

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7.	PROPERTIES
7.1	The Companies have currently leased or licensed the following properties in Hong Kong (collectively, the “Properties”):
No.	Property	Landlord / Licensor	Tenant / Licensee	Usage	Expiry date
1.	Part of Shop B (No. 63 Electric Road) on G/F Fat Cheong Bldg, Nos 63-81 Electric Road, No. 1B Lau Li Street, No. 2B Tsing Fung Street, Hong Kong	Grand Yield Development Limited	Greendotdot.com Limited	Retail	28 February 2024
2.	Concession HOK 23B at Hong Kong Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	21 April 2026
3.	Shop Unit 160 of First Floor, Paradise Mall	MTR Corporation Limited	Greendotdot.com Limited	Retail	29 February 2024
4.	Kiosk FOH 11 at Fortress Hill Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	12 August 2026
5.	Kiosk ADM 29 at Admiralty Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	23 April 2024
6.	Concession SYP 2 at Sai Ying Pun Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	28 March 2024
7.	Kiosk No. PRE 20 at Prince Edward Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	1 May 2024
8.	Kiosk No. MEF 6 at Mei Foo Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	14 April 2024
9.	Shop No. K01 on Upper Ground Floor, Olympian City 1, 11 Hoi Fai Road, West Kowloon, Hong Kong	MTR Corporation Limited	Greendotdot.com Limited	Retail	15 June 2025
10.	Kiosk No. DIH 13 at Diamond Hill Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	6 August 2026
11.	Kiosk No. KOB 12 at Kowloon Bay Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	4 May 2025
12.	Concession TSY 307 at Tsing Yi Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	15 October 2025
13.	Kiosk No. TSW 9 at Tsuen Wan Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	29 May 2026
14.	Concession No. HAH 16 at Hang Hau Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	11 October 2023
15.	Shop No. YUL 8 at Yuen Long Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	25 March 2025
16.	Shop No. TUM 23 at Tuen Mun Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	28 February 2025
17.	Shop Nos. 265A & 265B on Level 2 of Ma On Shan Plaza erected on STTL No. 382 and known as Bayshore Towers & Ma On Shan Plaza	MTR Corporation Limited	Greendotdot.com Limited	Retail	30 April 2025
18.	Concession TUC 8 at Tung Chung Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	11 October 2023
19.	Concession KET 7 at MTR Kennedy Town Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	27 October 2023
20.	Kiosk No. KOT4 at Kowloon Tong Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	27 December 2023
21.	Kiosk No. YMT 22 at Yau Ma Tei Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	6 September 2024
22.	Kiosk No. KWT 12 at Kwun Tong Station	MTR Corporation Limited	Greendotdot.com Limited	Retail	13 December 2024
23.	Flat 2-3, 4.F, Join-in Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories, Hong Kong	Dang Family Investment Limited	Organic Gardens International Limited	Warehouse and back office	14 June 2024

7.2	Based on the confirmation of the Organic Gardens and GDD HK, all tenancy agreements, licence agreements and letters of renewal of licence agreement of the Properties are valid, legally binding and effective; and use of each of the Properties is in accordance with the usage approved for the Properties under the relevant tenancy agreement, licence agreement or letter of renewal of licence agreement, if stated.

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8.	OFFERING DOCUMENTS

The statements in the Prospectus under the captions “Regulatory Environment” in so far as they purport to summarise the provisions of the laws of Hong Kong (save for those in relation to the provisions of the laws of the People’s Republic of China), are accurate in all material respects as at the date of this legal opinion and nothing material has been omitted from such statements which would make the same misleading in any material respect.

9.	QUALIFICATIONS
9.1.	The opinions set out above are subject to the following qualifications, limitations and exceptions:
9.1.1.	the effect of any future amendment, alteration or adoption of any law, statute, rule, regulation or ordinance or of any future judicial interpretation thereof;
9.1.2.	under Hong Kong law, the availability of certain equitable remedies, such as injunction and specific performance, will be at the discretion of the court and a court might make an award of damages where specific performance of an obligation or some other equitable remedy is sought;
9.1.3.	the courts of Hong Kong will not enforce a judgment to an extent that the same may be contrary to public policy in Hong Kong;
9.1.4.	where obligations are to be performed in a jurisdiction outside Hong Kong, they may not be enforceable under Hong Kong law to the extent that such performance would be illegal or contrary to public policy or exchange control regulations in that other jurisdiction;
9.1.5.	a certificate, determination, notification or opinion of or the exercise of any discretion by any person as to any matter provided for in any of the HK Law Documents might not be upheld by the courts of Hong Kong if it could be shown to have an unreasonable or arbitrary basis or to be manifestly inaccurate or fraudulent;
9.1.6.	a court in Hong Kong may refuse to give effect to a judgment in respect of costs of unsuccessful litigation brought before a court in Hong Kong or where the court has itself made an order for costs;
9.1.7.	enforcement of the obligations of the parties to the HK Law Documents in a Hong Kong court may be limited by prescription or lapse of time or by bankruptcy, insolvency, liquidation, winding-up, reorganisation, moratorium, reconstruction or similar law affecting creditor’s right generally;
9.1.8.	we express no opinion as to whether any provision in any of the HK Law Documents purporting to waive or confer a right of set-off or similar right would be effective against a liquidator or creditor. In particular any rights of set-off contained in the HK Law Documents may be limited by the laws of the jurisdiction where the relevant credit balances are held;
9.1.9.	any provision of any of the HK Law Documents providing that certain calculation and/or certificates will be prima facie or conclusive and binding will not be effective if such calculation or certificates are erroneous on their face or fraudulent and will not necessarily prevent judicial enquiry into the merits of any claim by an aggrieved party; where any party is vested with a discretion or may determine a matter in its opinion, Hong Kong law may require that the discretion be exercised reasonably or that the opinion be based on reasonable grounds;

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9.1.10.	any currency indemnity provision of any of the HK Law Documents may not be enforceable in the Hong Kong courts in relation to any judgment delivered by any court and expressed in a currency other than that in which the relevant sum is payable;
9.1.11.	the severability of provisions of any of the HK Law Documents which are illegal, invalid or unenforceable is, as a matter of Hong Kong law, at the discretion of the court, accordingly, we express no opinion as to the enforceability or validity of any such clause of the HK Law Documents;
9.1.12.	proceedings in a Hong Kong court may be stayed if concurrent proceedings are being brought elsewhere;
9.1.13.	a Hong Kong court may refuse to give effect to any undertaking for reimbursement or indemnity against expenses in respect of the costs of enforcement or of unsuccessful litigation brought before such a court;
9.1.14.	failure to exercise a right of action within the relevant limitation period prescribed by the Limitation Ordinance (Chapter 347 of the Laws of Hong Kong), will operate as a bar to the exercise of such right;
9.1.15.	failure to exercise a right promptly may operate as a waiver of that right notwithstanding a “no waiver” provision contained in the relevant clauses of any of the HK Law Documents;
9.1.16.	the exercise of remedies conferred by the HK Law Documents will be subject to general legal and equitable principles regarding the enforcement of security and general supervisory power and discretion of the courts of Hong Kong in the context thereof;
9.1.17.	any provision contained in any of the HK Law Documents which constitutes, or purports to constitute, a restriction on the exercise of any statutory power by any party to the HK Law Documents or any other person may be ineffective;
9.1.18.	the effectiveness of provisions excusing a party from a liability or duty otherwise owed may be limited by law;
9.1.19.	we express no opinion as to the priority of the security (if any) created by any of the HK Law Documents and whether such security constitutes a legal or equitable security interest;
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9.1.20.	to be valid and effective, each choice of law in each HK Law Documents must be bona fide and the express choice of law will be disregarded if a Hong Kong court considers that the system of law has been chosen to evade the provisions of the legal system with which the HK Law Documents, determined objectively, are most closely connected; and
9.1.21.	we express no view as to the commercial suitability of the HK Law Documents or of the provisions therein or the general compliance with market practice or any commercial aspects of such HK Law Documents.
9.1.22.	other than a charging order or lis pendens which shall have priority from the commencement of the day following the date of its registration with the Land Registry, the Land Registration Ordinance (Chapter 128, Laws of Hong Kong) (“LRO”) grants priority to document registered within one month after the time of its execution. The Properties may therefore be subject to any document executed within one month on or before the date of the Land Search provided that such document is registered within the one month’s period mentioned in the LRO;
9.1.23.	we have not carried out any site inspection of the Properties for the purpose of verifying the actual user of the Properties. The actual user of the Properties as stated is based upon the information as supplied by the Companies;
9.1.24.	we have not inspected the Properties, neither have we made any enquiries with respect to physical state and condition of the Properties. We are not in a position to check if there is any illegal or unauthorized partitioning or division of the Properties, or any illegal or unauthorized structure, addition or alteration in or at or to the Properties. We are not in a position to check or verify the area and/or boundary of the Properties;
9.1.25.	to the extent that this opinion contains or refers to reports, opinions or memoranda from any other person, that person remains wholly and exclusively responsible for their contents and we have not carried out any independent verifications of their contents;
9.1.26.	this opinion is limited to Hong Kong law as in force and applied by the Hong Kong court as at the date of this opinion;

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9.1.27.	the payment by the Companies of any dividends that it has declared may be prevented, and the priority of such payment may be limited, by bankruptcy, insolvency, liquidation, reorganisation, moratorium, reconstruction or similar laws, rules or regulations affecting creditors’ rights generally or by prescription or lapse of time;
9.1.28.	the Searches are not capable of revealing whether or not a petition has been presented for the winding up of the Companies. Moreover, notice of a winding up order made or a winding up resolution passed or a receiver appointed may not be filed at the Hong Kong Companies Registry or the Official Receiver’s Office of Hong Kong, immediately and, generally, the records of the Hong Kong Companies Registry and the Official Receiver’s Office of Hong Kong, which are available for searching may not be complete or up-to-date. In addition, certain types of proceedings such as (but without limitation) applications for injunctive relief may be commenced without filings being recorded and any action commenced in the District Court of Hong Kong or before any tribunal in Hong Kong is not recorded in the records of the High Court of Hong Kong; and

9.1.29.	the Litigation Searches are not capable of covering definitively all the civil and criminal records.

10.	GOVERNING LAW

This opinion shall be governed by and construed in accordance with the laws of Hong Kong.

11.	DISCLOSURE

This opinion is addressed to you for your own use solely for the purpose stated at the beginning of this opinion. Without our prior written consent, this opinion may not be:

(i)	relied upon by you for any other purposes;
(ii)	relied upon by any other person or entity for any purpose; or
(iii)	copied, reproduced, quoted, referred to, disseminated or made available to any other person or entity, other than to any governmental authority having regulatory jurisdiction over you or the legal adviser to the addressee above or pursuant to an order or legal process of any court or governmental authority of competent jurisdiction.

In connection with the above opinion, we hereby consent to the use of this opinion in, and the filing hereof, as an exhibit to the Registration Statement and to the reference to our firm in the registration statement on Form F-1 of the Company , including all amendments or supplements thereto, and accompanying prospectus filed with the Securities and Exchange Commission under the headings “Prospectus Summary”, “Risk Relating to our Business”, “Enforceability of Civil Liabilities”, “Business”, “Material Tax Considerations”, “Legal Matters” and elsewhere in the prospectus included in the Registration Statement. In giving such consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the U.S. Securities Act of 1933, as amended, or the Rules and Regulations of the Securities and Exchange Commission thereunder.

Yours faithfully,

/s/ Robertsons

Robertsons

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APPENDIX – LIST OF DOCUMENTS REVIEWED

A.	Organic Gardens International Limited 慈康農圃(國際)有限公司

No.	Document	Date of Document
1.	Certificate of Incorporation	3.3.1999 (filing date)
2.	Certificate of Continuing Registration	25.07.2023
3.	Articles of Association	3.3.1999 (filing date)
4.	Register of Directors	N/A
5.	Register of Members	N/A
6.	Register of Secretaries	N/A
7.	Register of Transfers	N/A
8.	Significant Controllers Register	N/A
9.	Annual Return (NAR1)	30.3.2023 (filing date)
10.	Annual Return (NAR1)	8.3.2022 (filing date)
11.	Annual Return (NAR1)	3.3.2021 (filing date)
12.	Notice of change of address of registered office (NR1)	18.11.2021 (filing date)
13.	Index of Business Registration Certificates (Please refer to Schedule 1 below.)	N/A
14.	Index of Licences, Permits and Registrations (Please refer to Schedule 2 below.)	N/A
15.	Mandatory Provident Fund participation certificate	7.1.2015
16.	Document index (downloaded from the Cyber Search Centre of the Integrated Companies Registry Information System)	N/A
17.	Leases / licence agreements / letters of renewal of licence agreement for the properties (Please refer to Schedule 3 below.)	N/A
18.	List of products sold by Organic Gardens during the Track Record Period	N/A
19.	Email confirmation from BOCI-Prudential Asset Management Limited in respect of Organic Gardens	08.04.2022
20.	Minutes of the extraordinary general meeting of the directors resolving the removal and appointment of auditors	03.05.2021
21.	Minutes of the board meeting resolving that the report of director(s) and audited accounts of 2020 be tabled for presentation at the Board and the audited financial statements and director(s) report be approved	31.07.2021
22.	Minutes of the extraordinary general meeting of directors resolving the change of registered office address	15.11.2021
23.	Written resolutions of the directors resolving that the distribution of interim dividend of HK$8,000,000 for the year ended 31 December 2020	27.06.2022
24.	Minutes of the board meeting resolving that the report of director(s) and audited accounts of 2021 be tabled for presentation at the Board and the audited financial statements and director(s) report be approved	15.08.2022
25.	Index of Insurance policy schedules (Please refer to Schedule 4 below.)	N/A
26.	Employment Contract for Deputy General Manager	16.07.2018
27.	Tax return for year of assessment of 2021/22	18.08.2022 (submission date)
28.	Tax return for year of assessment of 2020/21	16.08.2021 (submission date)
29.	Reports from the Searches	N/A

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B.	Greendotdot.com Limited 點點綠有限公司

No.	Document	Date of Document
1.	Certificate of Incorporation	14.4.2000 (filing date)
2.	Certificate of Continuing Registration	25.07.2023
3.	Articles of Association	14.4.2000 (filing date)
4.	Register of Directors	N/A
5.	Register of Members	N/A
6.	Register of Secretaries	N/A
7.	Register of Transfers	N/A
8.	Significant Controllers Register	N/A
9.	Annual Return (NAR1)	21.4.2023 (filing date)
10.	Annual Return (NAR1)	14.4.2022 (filing date)
11.	Annual Return (NAR1)	27.4.2021 (filing date)
12.	Notice of change of address of registered office (NR1)	18.11.2021 (filing date)
13.	Index of Business Registration Certificates (Please refer to Schedule 1 below.)	N/A
14.	Index of Licences, Permits and Registrations (Please refer to Schedule 2 below.)	N/A
15.	Mandatory Provident Fund participation certificate	7.1.2015
16.	Document index (downloaded from the Cyber Search Centre of the Integrated Companies Registry Information System)	N/A
17.	Leases / licence agreements / letters of renewal of licence agreement for the properties (Please refer to Schedule 3 below.)	N/A
18.	List of products sold by GDD HK during the Track Record Period	N/A
19.	Email confirmation from BOCI-Prudential Asset Management Limited in respect of GDD HK	08.04.2022
20.	Minutes of the extraordinary general meeting of the directors resolving the removal and appointment of auditors	03.05.2021

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21.	Minutes of the board meeting resolving that the report of director(s) and audited accounts of 2020 be tabled for presentation at the Board and the audited financial statements and director(s) report be approved	31.07.2021
22.	Minutes of the extraordinary general meeting of directors resolving the change of registered office address	15.11.2021
23.	Written resolutions of the directors resolving that the distribution of interim dividend of HK$14,000,000 for the year ended 31 December 2020	27.06.2022
24.	Minutes of the board meeting resolving that the report of director(s) and audited accounts of 2021 be tabled for presentation at the Board and the audited financial statements and director(s) report be approved	15.09.2022
25.	Index of Insurance policy schedules (Please refer to Schedule 4 below.)	N/A
26.	Employment Contract for Shop Assistant	24.09.2020
27.	Employment Contract for Part-time Shop Assistant	21.07.2021
28.	Employment Contract for Part-time Promoter	13.12.2021
29.	Employment Contract for Graphic Designer	30.11.2020
30.	Tax return for year of assessment of 2021/22	22.08.2022 (submission date)
31.	Tax return for year of assessment of 2020/21	16.08.2021 (submission date)
32.	Reports from the Searches	N/A

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C.	Linden Tree Consultancy Limited 菩提樹顧問有限公司

No.	Document	Date of Document
1.	Certificate of Incorporation	20.5.2013 (filing date)
2.	Certificate of Continuing Registration	25.07.2023
3.	Articles of Association	20.5.2013 (filing date)
4.	Register of Directors	N/A
5.	Register of Members	N/A
6.	Register of Secretaries	N/A
7.	Register of Transfers	N/A
8.	Significant Controllers Register	N/A
9.	Annual Return (NAR1)	25.5.2023 (filing date)
10.	Annual Return (NAR1)	20.5.2022 (filing date)
11.	Annual Return (NAR1)	26.5.2021 (filing date)
12.	Notice of change of address of registered office (NR1)	18.11.2021 (filing date)
13.	Index of Business Registration Certificates (Please refer to Schedule 1 below.)	N/A
14.	Minutes of the extraordinary general meeting of the directors resolving the removal and appointment of auditors	03.05.2021
15.	Minutes of the board meeting resolving that the report of director(s) and audited accounts of 2020 be tabled for presentation at the Board and the audited financial statements and director(s) report be approved	31.07.2021
16.	Minutes of the extraordinary general meeting of directors resolving the change of registered office address	15.11.2021
17.	Minutes of the board meeting resolving that the report of director(s) and audited accounts of 2021 be tabled for presentation at the Board and the audited financial statements and director(s) report be approved	15.09.2022
18.	Tax return for year of assessment of 2021/22	18.08.2022 (submission date)
19.	Tax return for year of assessment of 2020/21	16.08.2021 (submission date)
20.	Reports from the Searches	N/A

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Schedule 1 – Index of Business Registration Certificates

Organic Gardens International Limited

Business registration certificates during the Track Record Period are as follows:

Business Name	Address	Effective Period
Organic Gardens International Limited Branch name: Organic Gardens International Limited	Flat 2-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT	3 March 2023 to 2 March 2024
3 March 2022 to 2 March 2023
3 March 2021 to 2 March 2022
3 March 2020 to 2 March 2021
	Flat C,D,F,G,N,J, Blk 2, 4/F, Wah Fung Ind Ctr, 33-39 Kwai Fung Crescent, Kwai Chung, NT	3 March 2023 to 2 March 2024
3 March 2022 to 2 March 2023
3 March 2021 to 2 March 2022
3 March 2020 to 2 March 2021
Organic Gardens International Limited	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT	3 March 2023 to 2 March 2024
3 March 2022 to 2 March 2023
3 March 2021 to 2 March 2022
	Flat/Rm 3911, 39/F, Tower 2 Metroplaza, 223 Hing Fong Road, Kwai Chung, NT	3 March 2021 to 2 March 2022
3 March 2020 to 2 March 2021

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Greendotdot.com Limited

Business registration certificates during the Track Record Period are as follows:

Business Name	Address	Effective Period
GREENDOTDOT.COM Limited Branch name: GREENDOTDOT	Shop No.ADM29, Admiralty Station, Admiralty, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Shop No. CEN E13, Central Station, Central, HK	14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Kiosk 11, Fortress Hill MTR Station, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Shop Unit 160 Paradise Mall, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Concession HOK 23B at MTR Hong Kong Station, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Flat/Rm KOB12, Kowloon Bay Station, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	KWT No.12, Kwun Tong MTR Station, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Shop No MEF6, Mei Foo MTR Station, Lai Chi Kok, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	2/F, Shop No.265A&B, Ma On Shan Plaza, No 608 Sai Sha Road, Ma On Shan, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Shop No.106, Level 1, New Jade Shopping Arcade, Chai Wan, HK	14 April 2020 to 13 April 2021

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Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No PRE20, Prince Edward MTR Station, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No.SSP 14, Sham Shui Po Station, Sham Shui Po, KL	14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No.SYP2 at Sai Ying Pun Station, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
G/F, Fat Cheong Building, 63 Electric Road, North Point, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No TUM23, Tuen Mun Station, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No. TSW9, Tsuen Wan Station, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No TSY307, Tsing Yi Station, Tsing Yi, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No 8, Yuen Long Station, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Shop No. YMT22, Yau Ma Tei MTR Station, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
Concession KET 7 at MTR Kennedy Town Station, Kennedy Town, HK	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
28 October 2020 to 13 April 2021

Page | 47

	Concession TUC 8 at MTR Tung Chung Station, Tung Chung Lantau Island, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
12 October 2020 to 13 April 2021
	Basement 1-6, Wing On Kowloon Centre, 345 Nathan Road, Kowloon （九龍彌敦道345號永安九龍中心地庫1樓至6樓）	14 April 2022 to 13 April 2023
	B/F & 2/F, 211 Des Voeux Rd, Central, HK	14 April 2022 to 13 April 2023
GREENDOTDOT.COM Limited Branch name: GREEN DOT DOT	HAH16, Hang Hau Station, Hang Hau, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Kiosk No.KOT 4 at MTR Kowloon Tong Station, Kowloon Tong, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
28 December 2020 to 13 April 2021
	Flat/Rm DIH13, Diamond Hill Station, KL	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
GREENDOTDOT.COM Limited Branch name: GREENDOTDOT.COM LIMITED	Flat 2-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT Nature of Business: E-business & General trading	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Flat 02, 04/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT Nature of Business: Factory and Warehouse	14 April 2023 to 13 April 2024
	Flat C,D,F,G,N,J, Blk 2, 4/F., Wah Fung Ind Ctr, 33-39 Kwai Fung Crescent, Kwai Chung, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
GREENDOTDOT.COM Limited	Flat/Rm 3911, 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, NT	14 April 2021 to 13 April 2022
14 April 2020 to 13 April 2021
	Flat 402-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT	14 April 2023 to 13 April 2024
14 April 2022 to 13 April 2023
14 April 2021 to 13 April 2022

Page | 48

Linden Tree Consultancy Limited

Business registration certificates during the Track Record Period are as follows:

Business Name	Address	Effective Period
Linden Tree Consultancy Limited	Flat 2-3, 4/F, Join-In Hang Sing Ctr, 2-16 Kwai Fung Crescent, Kwai Chung, NT	20 May 2023 to 19 May 2024
20 May 2022 to 19 May 2023
20 May 2021 to 19 May 2022
20 May 2020 to 19 May 2021

Page | 49

Schedule 2 – Index of Licences, Permits and Registrations

Organic Gardens International Limited

The following are licences, permits and registrations during the Track Record Period:

i.	Food Safety Ordinance (Cap. 612)

Licence / Permit / Registration	Address	Effective Period
Registration of Food Importer / Distributor	Room 2-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung	1 February 2021 to 31 January 2024
	Crescent, Kwai Chung N.T.	1 February 2018 to 31 January 2021

ii.	Public Health and Municipal Services Ordinance (Cap. 132)

Licence / Permit / Registration	Address	Effective Period
Food Factory Licence 174.10 sqm	Flat F-G, 4/F., Block 2, Wah Fung Industrial Centre, 33-39 Kwai Fung Crescent, Kwai Chung, New Territories	25 January 2023 to 24 January 2024
25 January 2022 to 24 January 2023
25 January 2021 to 24 January 2022
25 January 2020 to 24 January 2021

iii.	Chinese Medicine Ordinance (Cap. 549)

Licence / Permit / Registration	Address	Effective Period
Retailer Licence in Chinese Herbal Medicines	Flat/Rm 2-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, NT Flat F, G and J, 4/F., Block 2, Wah Fung Industrial Centre, 33-39 Kwai Fung Crescent, Kwai Chung, NT(Warehouse)	23 September 2021 to 22 September 2023
23 September 2019 to 22 September 2021
Wholesaler Licence in Chinese Herbal Medicines	Flat 2-3, 4/F., Join-In Hang Sing Ctr, 2-16 Kwai Fung Crescent, Kwai Chung, NT Flat F, G and J, 4/F, Block 2, Wah Fung Industrial Centre, 33-39 Kwai Fung Crescent, Kwai Chung, NT(Warehouse)	23 September 2021 to 22 September 2023
23 September 2019 to 22 September 2021

Page | 50

Greendotdot.com Limited

The following are licences, permits and registrations during the Track Record Period:

i.	Food Safety Ordinance (Cap. 612)

Licence / Permit / Registration	Address	Effective Period
Registration of Food Importer / Distributor	Flat 2-3, 4/F., Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung N.T.	1 February 2021 to 31 January 2024
1 February 2018 to 31 January 2021

Page | 51

ii.	Chinese Medicine Ordinance (Cap. 549)

Licence / Permit / Registration	Addresss	Effective Period
Retailer Licence in Chinese Herbal Medicines 展銷	Flat J, 4/F., Blk 2, Wah Fung Ind Ctr, 33-39 Kwai Fung Crescent, Kwai Chung, NT	22 November 2021 to 21 November 2023
Retailer Licence in Chinese Herbal Medicines	Shop No. ADM29, Admiralty Station, Admiralty, HK	11 July 2022 to 10 July 2024
11 July 2020 to 10 July 2022
	Shop No. CEN E13, Central Station, Central, Hong Kong	3 September 2018 to 2 September 2020
	Flat/Rm DIH13, Diamond Hill Station, Kln	31 December 2022 to 30 December 2024
31 December 2020 to 30 December 2022
	Kiosk 11, Fortress Hill MTR Station, Hong Kong	31 December 2022 to 30 December 2024
31 December 2020 to 30 December 2022
	Shop Unit 160, Paradise Mall, Hong Kong	31 December 2022 to 30 December 2024
31 December 2020 to 30 December 2022
	HAH16, Hang Hau Station, Hang Hau, N.T.	8 May 2023 to 7 May 2025
8 May 2021 to 7 May 2023
8 May 2019 to 7 May 2021
	Concession HOK 23B at MTR Hong Kong Station, Hong Kong	24 November 2022 to 23 November 2024
24 November 2020 to 23 November 2022
	Flat/Rm KOB12, Kowloon Bay MTR Station, Kowloon	24 November 2022 to 23 November 2024
24 November 2020 to 23 November 2022
	Concession KET 7 at MTR Kennedy Town Station, Kennedy Town, HK	4 January 2023 to 3 January 2025
4 January 2021 to 3 January 2023
	Kiosk No. KOT 4 at MTR Kowloon Town Station, Kowloon Tong, Kln	12 April 2023 to 11 April 2025
12 April 2021 to 11 April 2023
	KWT No. 12, Kwun Tong MTR Station, Kowloon	15 December 2022 to 14 December 2024
15 December 2020 to 14 December 2022
	Shop No MEF6, Mei Foo MTR Station, Lai Chi Kok, Kowloon	15 December 2022 to 14 December 2024
15 December 2020 to 14 December 2022
	Shop No. 265A&B, 2/F, Ma On Shan Plaza, No. 608 Sai Sha Road, Ma On Shan, NT	31 December 2022 to 30 December 2024
31 December 2020 to 30 December 2022
	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Kowloon	31 December 2022 to 30 December 2024
31 December 2020 to 30 December 2022
	Shop No PRE20, Prince Edward MTR Station, Kowloon	24 November 2022 to 23 November 2024
24 November 2020 to 23 November 2022
	Shop No. SSP14, Sham Shui Po Station, Sham Shui Po, Kowloon	3 November 2020 to 2 November 2022

Page | 52

Shop No.SYP2 at Sai Ying Pun Station, Hong Kong	4 September 2021 to 3 September 2023
4 September 2019 to 3 September 2021
G/F, Fat Cheong Bldg, 63 Electric Road, North Point, Hong Kong	15 September 2022 to 14 September 2024
15 September 2020 to 14 September 2022
Shop No TUM23, Tuen Mun Station, N.T.	24 November 2022 to 23 November 2024
24 November 2020 to 23 November 2022
Concession TUC 8 at MTR Tung Chung Station, Tung Chung, Lantau Island, NT	25 January 2023 to 24 January 2025
25 January 2021 to 24 January 2023
Shop No. TSW 9, Tsuen Wan MTR Station, N.T.	16 February 2022 to 15 February 2024
16 February 2020 to 15 February 2022
Shop No TSY307, Tsing Yi Station, Tsing Yi, N.T.	24 November 2022 to 23 November 2024
24 November 2020 to 23 November 2022
Shop No 8, Yuen Long Station, N.T.	15 December 2022 to 14 December 2024
15 December 2020 to 14 December 2022
Shop No. YMT22, Yau Ma Tei MTR Station, Kowloon	13 November 2021 to 12 November 2023
13 November 2019 to 12 November 2021
Flat J, 4/F., Blk 2, Wah Fung Ind Ctr, 33-39 Kwai Fung Crescent, Kwai Chung, NT	28 May 2022 to 27 May 2024
28 May 2020 to 27 May 2022

Page | 53

iii.	Public Health and Municipal Services Ordinance (Cap. 132)

Licence / Permit / Registration	Address	Effective Period
Milk Permit	Shop No. ADM29, Admiralty Station, Admiralty, Hong Kong	21 November 2022 to 20 November 2023
	Concession KET 7 at MTR Kennedy Town Station, Hong Kong	4 January 2023 to 3 January 2024
4 January 2022 to 3 January 2023
	Shop MEF6, Mei Foo MTR Station, Mei Foo, Kowloon	23 December 2022 to 22 December 2023
23 December 2021 to 22 December 2022
	Shop PRE20, Prince Edward MTR Station, Prince Edward, Kowloon	6 January 2023 to 5 January 2024
6 January 2022 to 5 January 2023
	Shop No.SYP2 at Sai Ying Pun Station, Hong Kong	4 January 2023 to 3 January 2024
4 January 2022 to 3 January 2023
	Shop B, G/F., Fat Cheong Building, 63 Electric Road, North Point, Hong Kong	4 January 2023 to 3 January 2024
4 January 2022 to 3 January 2023
	Concession TUC 8, MTR Tung Chung Station, Tung Chung, Lantau Island, Hong Kong	12 October 2022 to 11 October 2023
12 October 2021 to 11 October 2022
	Shop No. TSW 9, Tsuen Wan MTR Station, Tsuen Wan, New Territories	11 January 2023 to 10 January 2024
11 January 2022 to 10 January 2023
	Shop KWT No. 12, Kwun Tong MTR Station, Kwun Tong, Kowloon	13 January 2023 to 12 January 2024
13 January 2022 to 12 January 2023
	TSY 307, Tsing Yi Station, Tsing Yi, New Territories	14 January 2023 to 13 January 2024
14 January 2022 to 13 January 2023
	Shop 265A &B, 2/F, Ma On Shan Plaza, 608 Sai Sha Road, Ma On Shan, Sha Tin, New Territories	30 March 2023 to 29 March 2024
30 March 2022 to 29 March 2023
	KOT 4, MTR Kowloon Tong Station, Kowloon	13 July 2023 to 12 July 2024
13 July 2022 to 12 July 2023
	Shop No. 8, Yuen Long Station, Yuen Long, New Territories	28 April 2023 to 27 April 2024
	DIH 13, Diamond Hill Station, Wong Tai Sin, Kowloon	13 May 2023 to 12 May 2024
13 May 2022 to 12 May 2023
	Kiosk 11, Fortress Hill MTR Station, Fortress Hill, HK	15 September 2023 to 14 September 2024 15 September 2022 to 14 September 2023
	Shop Unit 160, Paradise Mall, Heng Fa Chuen, HK	11 August 2023 to 10 August 2024
11 August 2022 to 10 August 2023
	HAH16, Hang Hau Station, Hang Hau, N.T.	19 October 2022 to 18 October 2023
	Concession HOK 23B at MTR Hong Kong Station, Hong Kong	19 October 2022 to 18 October 2023
	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Kowloon	16 August 2023 to 15 August 2024
16 August 2022 to 15 August 2023
	TUM23, Tuen Mun Station, Tuen Mun, New Territories	7 September 2022 to 6 September 2023
	Shop YMT22, Yau Ma Tei MTR Station, Yau Ma Tei, Kowloon	12 August 2023 to 11 August 2024
12 August 2022 to 11 August 2023

Page | 54

iv.	Public Health and Municipal Services Ordinance (Cap. 132)

Licence / Permit / Registration	Address	Effective Period
Frozen Confections Permit (other than soft ice-cream)	Shop No. ADM29, Admiralty Station, Admiralty, Hong Kong	21 November 2022 to 20 November 2023
	Shop MEF6, Mei Foo MTR Station, Mei Foo, Kowloon	23 December 2022 to 22 December 2023
23 December 2021 to 22 December 2022
	Shop 265 A & B, 2/F, Ma On Shan Plaza, 608 Sai Sha Road, Ma On Shan, Sha Tin, New Territories	28 August 2022 to 27 August 2023
28 August 2021 to 27 August 2022
28 August 2020 to 27 August 2021
	Shop PRE 20, Prince Edward MTR Station, Prince Edward, Kowloon	6 January 2023 to 5 January 2024
6 January 2022 to 5 January 2023
	Shop B, G/F., Fat Cheong Building, 63 Electric Road, North Point, Hong Kong	8 September 2022 to 7 September 2023
8 September 2021 to 7 September 2022
8 September 2020 to 7 September 2021
	Concession TUC 8, MTR Tung Chung Station, Tung Chung, Lantau Island, Hong Kong	12 October 2022 to 11 October 2023
12 October 2021 to 11 October 2022
	Shop No. TSY307, Tsing Yi Station, Tsing Yi, New Territories	25 September 2022 to 24 September 2023
25 September 2021 to 24 September 2022
25 September 2020 to 24 September 2021
	KOT 4, MTR Kowloon Tong Station, Kowloon	11 April 2023 to 10 April 2024
	Shop No. 8, Yuen Long Station, Yuen Long, New Territories	28 April 2023 to 27 April 2024
	DIH 13, Diamond Hill Station, Wong Tai Sin, Kowloon	13 May 2023 to 12 May 2024
13 May 2022 to 12 May 2023
	Kiosk 11, Fortress Hill MTR Station, Fortress Hill, HK	16 September 2023 to 15 September 2024 16 September 2022 to 15 September 2023
	Shop Unit 160, Paradise Mall, Heng Fa Chuen, HK	11 August 2023 to 10 August 2024 11 August 2022 to 10 August 2023
	Shop HAH 16, Hang Hau Station, Hang Hau, Tseung Kwan O, Sai Kung, New Territories	19 October 2022 to 18 October 2023
	Concession HOK 23B at MTR Hong Kong Station, Hong Kong	16 September 2022 to 15 September 2023
	Concession KET 7 at MTR Kennedy Town Station, Hong Kong	22 November 2022 to 21 November 2023
	Shop KWT No. 12, Kwun Tong MTR Station, Kwun Tong, Kowloon	22 November 2022 to 21 November 2023
	Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Kowloon	16 August 2023 to 15 August 2024
16 August 2022 to 15 August 2023
	TUM23, Tuen Mun Station, Tuen Mun, New Territories	7 September 2022 to 6 September 2023
	Shop No. TSW 9, Tsuen Wan MTR Station, Tsuen Wan, New Territories	13 October 2022 to 12 October 2023
	Shop YMT22, Yau Ma Tei MTR Station, Yau Ma Tei, Kowloon	12 August 2023 to 11 August 2024
12 August 2022 to 11 August 2023

Page | 55

v.	Public Health and Municipal Services Ordinance (Cap. 132)

Licence / Permit / Registration	Address	Effective Period
Restricted Food Permit (Online Sale of Prepackaged Frozen Fish via website http://www.greendotdot.com)	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories	18 October 2022 to 17 October 2023
	Room 3911 (Portion), 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, New Territories	28 April 2022 to 27 April 2023
28 April 2021 to 27 April 2022
28 April 2020 to 27 April 2021
Restricted Food Permit (Online Sale of Prepackaged Frozen Meat(Frozen : Beef, Pork, Mutton ) via website http://www.greendotdot.com)	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories	18 October 2022 to 17 October 2023
	Room 3911 (Portion), 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, New Territories	9 August 2021 to 8 August 2022
9 August 2020 to 8 August 2021
Restricted Food Permit (Online Sale of Prepackaged Frozen Poultry via website http://www.greendotdot.com)	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories	18 October 2022 to 17 October 2023
	Room 3911 (Portion), 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, New Territories	28 April 2022 to 27 April 2023
28 April 2021 to 27 April 2022
28 April 2020 to 27 April 2021
Restricted Food Permit (Online Sale of Prepackaged Frozen Shell Fish via website http://www.greendotdot.com)	Flat 402-3, 4/F, Join-In Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories	18 October 2022 to 17 October 2023
	Room 3911 (Portion), 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, New Territories	9 August 2021 to 8 August 2022
9 August 2020 to 8 August 2021
Restricted Food Permit (Online Sale of Prepackaged Oysters to be Eaten in Raw State via website http://www.greendotdot.com)	Room 3911 (Portion), 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, New Territories	9 August 2021 to 8 August 2022
9 August 2020 to 8 August 2021
Restricted Food Permit (Online Sale of Prepackaged Sashimi via website http://www.greendotdot.com)	Room 3911 (Portion), 39/F, Tower 2, Metroplaza, 223 Hing Fong Road, Kwai Chung, New Territories	9 August 2021 to 8 August 2022
9 August 2020 to 8 August 2021

Page | 56

vi.	Pharmacy and Poisons Ordinance (Cap. 138)

Licence / Permit / Registration	Address	Effective Period
Licence for Listed Sellers of Poisons	Shop No. ADM29, Admiralty Station, Admiralty, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Shop No. CEN E13, Central Station, Central, Hong Kong	1 January 2021 to 31 December 2021
	Flat/Rm DIH13, Diamond Hill Station, Diamond Hill, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Kiosk 11, Fortress Hill MTR Station, Fortress Hill, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Shop Unit 160, Paradise Mall, Heng Fa Chuen, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	HAH16, Hang Hau Station, Hang Hau, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Concession HOK 23B at MTR Hong Kong Station, Central, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Flat/Rm KOB12, Kowloon Bay MTR Station, Kowloon Bay, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Concession KET 7 at MTR Kennedy Town Station, Kennedy Town, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Kiosk No.KOT 4 at MTR Kowloon Town Station, Kowloon Tong, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	KWT No. 12, Kwun Tong MTR Station, Kwun Tong, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Shop No MEF6, Mei Foo MTR Station, Lai Chi Kok, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
	Shop No. 265A & B, 2/F, Ma On Shan Plaza, No 608 Sai Sha Road, Ma On Shan, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021

Page | 57

Shop K01, Upper Ground Floor, Olympian City One, 11 Hoi Fai Road, West Kowloon, Tai Kok Tsui, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No PRE20, Prince Edward MTR Station, Mongkok, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No. SSP14, Sham Shui Po Station, Sham Shui Po, Kln	1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No. SYP2 at Sai Ying Pun Station, Sai Ying Pun, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
G/F, Fat Cheong Bldg, 63 Electric Road, North Point, HK	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No TUM23, Tuen Mun Station, Tuen Mun, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Concession TUC 8 at MTR Tung Chung Station, Tung Chung, Lantau Island, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No. TSW 9, Tsuen Wan MTR Station, Tsuen Wan, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No TSY307, Tsing Yi Station, Tsing Yi, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No 8, Yuen Long Station, Yuen Long, NT	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No. YMT22, Yau Ma Tei MTR Station, Yau Ma Tei, Kln	1 January 2023 to 31 December 2023
1 January 2022 to 31 December 2022
1 January 2021 to 31 December 2021
Shop No. CEN E13, Central Station, Central, HK	1 January 2021 to 31 December 2021

Page | 58

Schedule 3 – Index of Properties

The following are tenancy agreements, licence agreements or letters of renewal of licence agreement during the Track Record Period:

No.	Property	Usage	Term
1.	Part of Shop B (No. 63 Electric Road) on G/F Fat Cheong Bldg, Nos 63-81 Electric Road, No. 1B Lau Li Street, No. 2B Tsing Fung Street, Hong Kong	Retail	1 March 2021 to 28 February 2024 1 March 2018 to 28 February 2021
2.	Concession HOK 23B at Hong Kong Station	Retail	22 April 2023 to 21 April 2026 22 April 2020 to 21 April 2023
3.	Shop Unit 160 of First Floor, Paradise Mall	Retail	1 March 2021 to 29 February 2024 1 March 2018 to 28 February 2021
4.	Kiosk FOH 11 at Fortress Hill Station	Retail	13 August 2023 to 12 August 2026 13 August 2020 to 12 August 2023
5.	Kiosk ADM 29 at Admiralty Station	Retail	24 April 2021 to 23 April 2024 24 April 2018 to 23 April 2021
6.	Concession SYP 2 at Sai Ying Pun Station	Retail	29 March 2021 to 28 March 2024 29 March 2018 to 28 March 2021
7.	Kiosk No. PRE 20 at Prince Edward Station	Retail	2 May 2021 to 1 May 2024 2 May 2018 to 1 May 2021
8.	Kiosk No. MEF 6 at Mei Foo Station	Retail	15 July 2023 to 14 July 2024 15 July 2022 to 14 July 2023 15 July 2020 to 14 July 2022
9.	Shop No. K01 on Upper Ground Floor, Olympian City 1, 11 Hoi Fai Road, West Kowloon, Hong Kong	Retail	16 June 2022 to 15 June 2025 16 June 2020 to 15 June 2022
10.	Kiosk No. DIH 13 at Diamond Hill Station	Retail	7 August 2023 to 6 August 2026 7 August 2020 to 6 August 2023
11.	Kiosk No. KOB 12 at Kowloon Bay Station	Retail	5 May 2022 to 4 May 2025 5 May 2019 to 4 May 2022
12.	Concession TSY 307 at Tsing Yi Station	Retail	16 October 2022 to 15 October 2025 16 October 2019 to 15 October 2022
13.	Kiosk No. TSW 9 at Tsuen Wan Station	Retail	30 May 2023 to 29 May 2026 30 November 2019 to 29 May 2023
14.	Concession No. HAH 16 at Hang Hau Station	Retail	12 October 2020 to 11 October 2023
15.	Shop No. YUL 8 at Yuen Long Station	Retail	26 March 2022 to 25 March 2025 26 March 2019 to 25 March 2022
16.	Shop No. TUM 23 at Tuen Mun Station	Retail	1 March 2022 to 28 February 2025 1 March 2019 to 28 February 2022
17.	Shop Nos. 265A & 265B on Level 2 of Ma On Shan Plaza erected on STTL No. 382 and known as Bayshore Towers & Ma On Shan Plaza	Retail	1 May 2023 to 30 April 2025 1 May 2020 to 30 April 2023

Page | 59

18.	Concession TUC 8 at Tung Chung Station	Retail	12 October 2020 to 11 October 2023
19.	Concession KET 7 at MTR Kennedy Town Station	Retail	28 October 2020 to 27 October 2023
20.	Kiosk No. KOT4 at Kowloon Tong Station	Retail	28 December 2020 to 27 December 2023
21.	Kiosk No. YMT 22 at Yau Ma Tei Station	Retail	7 September 2021 to 6 September 2024 7 September 2018 to 6 September 2021
22.	Kiosk No. KWT 12 at Kwun Tong Station	Retail	14 December 2021 to 13 December 2024 14 December 2018 to 13 December 2021
23.	Flat 2-3, 4.F, Join-in Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories, Hong Kong (Organic Gardens International Limited)	Warehouse and back office	15 June 2023 to 14 June 2024 1 January 2023 to 31 December 2023 1 January 2022 to 31 December 2022 1 January 2021 to 31 December 2021
24.	Flat 2-3, 4.F, Join-in Hang Sing Centre, 2-16 Kwai Fung Crescent, Kwai Chung, New Territories, Hong Kong (Greendotdot.com Limited)	Warehouse and back office	1 January 2023 to 31 December 2023 1 January 2022 to 31 December 2022 1 January 2021 to 31 December 2021
25.	4th Floor, Block 2, Block F, G, J & N, Wah Fung Industrial Centre, 33-39 Kwai Chung Crescent, Kwai Chung, New Territories, Hong Kong	Food factory	1 January 2022 to 31 December 2022 1 January 2021 to 31 December 2021
26.	4th Floor, Block 2, Block F, G, & J, Wah Fung Industrial Centre, 33-39 Kwai Chung Crescent, Kwai Chung, New Territories, Hong Kong	Food factory	1 January 2023 to 31 December 2023
27.	Kiosk No. SSP 14 at Sham Shui Po Station	Retail	8 August 2019 to 7 August 2022
28.	Kiosk CEN E13 at MTR Central Station	Retail	8 June 2018 to 7 June 2021

Page | 60

Schedule 4 – Index of Insurance Policy Schedules

Organic Gardens International Limited

The following are insurance policy schedules during the Track Record Period:

Business Name	Insurance Company	Policy No.	Effective Period
Organic Gardens International Limited	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-23-OS001870(04)	1 April 2023 to 31 March 2024
	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-22-OS001870(03)	1 April 2022 to 31 March 2023
	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-21-OS001870(02)	1 April 2021 to 31 March 2022
	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-20-OS001870(01)	1 April 2020 to 31 March 2021

Greendotdot.com Limited

The following are insurance policy schedules during the Track Record Period:

Business Name	Insurance Company	Policy No.	Effective Period
Greendotdot.com Limited	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-23-OS001869(04)	1 April 2023 to 31 March 2024
	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-22-OS001869(03)	1 April 2022 to 31 March 2023
	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-21-OS001869(02)	1 April 2021 to 31 March 2022
	Blue Cross (Asia-Pacific) Insurance Limited – Businesssafe Insurance	OSS-20-OS001869(01)	1 April 2020 to 31 March 2021

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